UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2008

OPTIMUM INTERACTIVE (USA) LTD. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51587 (Commission File Number)	N/A (IRS Employer Identification No.)

25 Highland Boulevard, Dix Hills, NY, 11746 Telephone No.: (516) 449-0466 (Address and telephone number of Registrant's principal executive offices and principal place of business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

ྎ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

ྎ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

ྎ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

ྎ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On December 1, 2008, the Board of Directors of Optimum Interactive (USA) Ltd. (the “Company”) dismissed GLO CPAs, LLLP (“GLO”) as the Company’s independent registered public accountants and approved the engagement of John A. Braden & Company, P.C. (“JABCO”) to serve as the Company’s independent registered public accountants for the fiscal year ended December 31, 2008.

GLO issued its auditors’ report on the financial statements for the years ended December 31, 2007 and 2006 which included an explanatory paragraph as to the Company’s ability to continue as a going concern.

Other than the going concern uncertainty described above, GLO’s auditors reports on the financial statements of the Company for the fiscal years ended December 31, 2007 and 2006 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2007 and 2006 and through December 1, 2008, there have been no disagreements with GLO (as defined in Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GLO, would have caused them to make reference thereto in their report on financial statements for such years.

During the fiscal years ended December 31, 2007 and 2006 and through December 1, 2008, there were no reportable events as defined in Item 304(a)(1)(iv) of Regulation S-K.

During the fiscal years ended December 31, 2007 and 2006 and through December 1, 2008, neither the Company nor anyone on its behalf has consulted with JABCO regarding either:

1.           The application of accounting principles to specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and neither was a written report provided to us nor was oral advice provided that JABCO concluded was an important factor considered by us in reaching a decision as to an accounting, auditing, or financial reporting issue; or

2.           Any matter that was either the subject of a disagreement or a reportable event, as each term is defined in Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively.

The Company requested GLO to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  The requested letter, dated May 29, 2009, is attached as Exhibit 16.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

 (c) Shell company transactions.

Not applicable.

(d) Exhibits.

Exhibit Number	Description
16.1	Letter from GLO CPAs, LLLP dated May 29, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTIMUM INTERACTIVE (USA) LTD.

Date: May 29, 2009	By:	/s/ Robert M. Rubin
Robert M. Rubin
President, CEO and CFO